Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

      I, James B. DeBello, Chief Executive Officer of Mitek Systems, Inc. (the "Registrant"), do hereby certify pursuant to Rule 13a-14(b) of the Securities and Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code that:

            (1) the Registrant's Annual Report on Form 10-K of the Registrant for the year ended September 30, 2003 (the "Report"), to which this statement is filed as an exhibit, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

            (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: February 3, 2005                By: /s/ James B. DeBello
                                           -------------------------------------
                                           James B. DeBello
                                           Chief Executive Officer


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